--------------------------------------------------------------------------------




----------------------------------
BERGSTROM
CAPITAL
CORPORATION
----------------------------------


2000 SEMI-ANNUAL REPORT



Listed: American Stock Exchange (Ticker symbol: BEM)
Transfer Agent, Registrar and Custodian: State Street Bank and Trust Company,
 Boston, Massachusetts
Independent Auditors: Deloitte & Touche LLP, Boston, Massachusetts
Legal Counsel: Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC,
 San Francisco, California


--------------------------------------------------------------------------------

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                              DISTRIBUTION POLICY

  The Company's distribution policy, which was adopted by the Board of Directors on May 12, 1997, provides for an annual distribution to the Company's stockholders, during the month of June each year, of a cash dividend at the rate of a minimum of 6 percent of the Company's net asset value per share as calculated on the last business day in March of that year. The Board of Directors may modify or terminate the distribution policy at any time at its discretion.

  Please refer to the President's Letter in this report regarding the annual distribution for the year 2000 in the amount of $17.75 per share, paid on June 5, 2000 to stockholders of record on May 18, 2000.

  Under the distribution policy, distributions in any year in excess of the Company's net investment income and net realized capital gains for such year will constitute a return of stockholders' capital. For federal income tax purposes, any return of capital will generally be treated as a non-taxable recovery of basis to the extent of the stockholders' basis in their shares, and as capital gain to the extent that the return of capital is in excess of such basis. The Company will be required to liquidate a portion of its portfolio in order to fund any return of capital. Any return of capital will also reduce the assets of the Company available for investment and will likely have the effect of increasing the Company's expense ratio.

  In any year in which the total of the Company's net investment income and net realized capital gains exceeds the amount distributed for that year under the distribution policy, the Company may, at the discretion of the Board of Directors, retain a portion of the net realized long-term capital gains for such year.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


221 First Avenue West, Suite 320
Seattle, Washington 98119-4224

August 14, 2000

Dear Fellow Stockholders:

  During the first half of 2000 the Company's net assets decreased from $276,737,285 to $269,387,032 which is a decrease of $7,350,253. This decrease in net assets is after payment by the Company of $17,750,000 in dividends ($17.75 per share on June 5, 2000). The increase in net assets, before deducting the payment of dividends, was composed of net investment income of $29,553, realized gain on investments of $32,531,988, and a decrease in unrealized appreciation of $22,161,794.

  The per share net asset value decreased from $276.74 on December 31, 1999 to $269.39 on June 30, 2000. After adjustment for the dividends, the per share net asset value increased 3.8%. During the same period the Dow Jones Industrial Average, adjusted for dividends, decreased 8.4% and the Standard & Poor's 500 Stock Average, adjusted for dividends, decreased .4%. The per share net asset value on Friday, August 11, 2000 was $268.64.

  During the first six months of 2000 the Company had total interest and dividend income of $700,593 as compared to $596,937 for the same period in 1999 for an increase of $103,656. During the first six months of 2000 operating expenses were $671,040 which is a $111,139 increase from $559,901 for the first six months of 1999. The resulting net investment income of $29,553 for the first six months of 2000 is a decrease of $7,483 from $37,036 for the first six months of 1999.

  The following are the major ($500,000 or more) purchases and sales made in the Company's portfolio of securities during the second quarter of 2000:

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                                                          SHARES
                                               ---------------------------------
                                                                          HELD
                                                                        JUNE 30,
SECURITY NAME                                  ADDITIONS   REDUCTIONS     2000
---------------------------------------------- ---------   ----------   --------
Agilent Technologies, Inc.....................   11,060(1)   11,060(1)        0
Alcoa, Inc....................................               33,000           0
Amgen, Inc....................................               10,000     620,000
Applied Materials, Inc........................               26,000           0
Baxter International, Inc.....................               65,000           0
Bell Atlantic Corp............................               19,000      18,000
BMC Software, Inc.............................               39,300           0
Check Point Software Technologies, Ltd........    6,000                   6,000
Circuit City Stores...........................               30,800           0
Clear Channel Communications, Inc.............               14,000      55,000
Coca Cola Enterprises, Inc....................               60,000           0
Conoco, Inc...................................              118,000           0
Corning, Inc..................................    5,000                   5,000
Costco Companies, Inc.........................               14,000      54,000
Ericcson LM Tel Co. Sponsored ADR.............  125,000                 125,000
Genentech, Inc................................    3,900                   3,900
Glaxo Wellcome PLC Sponsored ADR..............   17,000                  44,000
Guidant Corp..................................               21,500           0
Human Genome Sciences, Inc....................    4,200                   4,200
Intel Corp....................................   10,000                  40,000
JDS Uniphase Corp.............................               41,000      51,000
McDonalds Corp................................               54,000      46,000
Millennium Pharmaceuticals, Inc...............    4,500                   4,500
Motorola, Inc.................................               20,000           0
Nokia Corp Sponsored ADR......................  135,000(2)   10,000(2)  170,000
Oracle Corp...................................   16,000                  51,000
Pfizer, Inc...................................  134,750(3)              197,750
Pharmacia Corp................................   31,000                  31,000
Procter & Gamble Co...........................               10,000           0
Qualcomm, Inc.................................               18,000      37,000
SBC Communications, Inc.......................   53,000                  76,000
Schering-Plough Corp..........................               46,000           0
Schlumberger Ltd..............................   13,000                  31,000
Siebel Systems Inc............................    8,000                   8,000
STMicroelectronics N V........................   22,000                  22,000
Sun Microsystems, Inc.........................   16,000                  34,000
Tyco International Ltd........................               17,600     160,000
Vodafone Airtouch PLC Sponsored ADR...........   10,500                  43,000
Warner Lambert Co.............................    9,000(3)   49,000(3)        0
Yahoo, Inc....................................               14,000      28,000

-------
(1) Received 11,060 shares of Agilent Technologies, Inc. as a distribution from Hewlett-Packard Co. and then sold 11,060 shares of Agilent Technologies, Inc.
(2) Received 135,000 as a stock split and then sold 10,000 shares.
(3) Purchased 9,000 shares of Warner Lambert Co. and then exchanged 49,000 of Warner Lambert Co. for 134,750 shares of Pfizer, Inc. as a result of a merger.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


  The value of the Company's investment in the securities of Amgen, Inc. amounted to 15.7% of the Company's total assets at June 30, 2000. The investment of a substantial percentage of the Company's assets in the securities of a single issuer or industry exposes the Company to a greater risk of loss resulting from unfavorable price movements or market conditions relating to such issuer or industry.

  On June 5, 2000, the Company paid a cash dividend of $17.75 per share to stockholders of record on May 18, 2000. The Company currently estimates that the sources of this dividend will be $.06 per share from net investment income for the year ending December 31, 2000, $13.56 per share from net short-term capital gains realized during the year ending December 31, 2000 and $4.13 per share from net long-term capital gains realized during the year ending December 31, 2000. This dividend was the annual distribution for the year 2000 under the Company's distribution policy. Please refer to the Distribution Policy in this report.

  The Company does not have a dividend reinvestment program. The Company has considered this over the years and has determined that the cost of such a program would not be commensurate with the benefit. The Company's policy of retaining a portion of the net long-term capital gains in certain years accomplishes some of the same goals as would a dividend reinvestment program.

  The Company's shares of capital stock are traded on the American Stock Exchange and are identified by the stock ticker symbol BEM. The net asset value per share as of Friday's close of business is published each Saturday in Barrons, each Sunday in the New York Times, and each Monday in the Wall Street Journal and certain other publications under "Closed-End Funds." This information is also available on the Internet on a daily basis through a variety of sources. The Company is not responsible for inaccuracies or omissions in the dissemination of this information.

  Your Company welcomes questions or comments from stockholders. If you wish to communicate with the Company's transfer agent, State Street Bank and Trust Company, the address is P.O. Box 8200, Boston, Massachusetts 02266-8200 and the telephone number is 1-800-426-5523.

Yours very truly,

/s/ William L. McQueen

William L. McQueen
President

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)

Assets:
 Investments, at value (see accompanying schedule)(Note 1):
  Short-term investments (cost $1,438,848)                  $  1,438,848
  Common stocks (cost $116,978,033)                          268,560,409
                                                            ------------
    Total Investments (cost $118,416,881)                    269,999,257
 Cash                                                              5,000
 Receivable for securities sold                                8,165,223
 Interest and dividends receivable                                77,845
 Other assets                                                      5,133
                                                            ------------
    Total assets                                             278,252,458
                                                            ------------
Liabilities:
 Advisory fee payable (Note 5)                                   196,429
 Payable for securities purchased                              8,612,287
 Other accrued expenses                                           56,710
                                                            ------------
    Total liabilities                                          8,865,426
                                                            ------------
Net assets applicable to 1,000,000 outstanding shares of
 capital stock equivalent to $269.39 per share on June 30,
 2000 (Note 3)                                              $269,387,032
                                                            ============

STATEMENT OF CHANGES IN NET ASSETS

                                                 SIX MONTHS
                                                    ENDED       YEAR ENDED
                                                JUNE 30, 2000  DECEMBER 31,
                                                 (Unaudited)       1999
Operations:
 Net investment income                          $     29,553   $    110,760
 Realized gain on investments                     32,531,988     34,283,577
 Increase (decrease) in unrealized appreciation  (22,161,794)    55,510,069
                                                ------------   ------------
 Net increase in net assets resulting from
  operations                                      10,399,747     89,904,406
                                                ------------   ------------
Dividends to stockholders:
 From net investment income                          (29,553)      (110,760)
 From net realized gain on investments           (17,720,447)   (13,389,240)
                                                ------------   ------------
    Total dividends to stockholders ($17.75 per
     share--2000; $13.50 per share--1999)        (17,750,000)   (13,500,000)
                                                ------------   ------------
Total increase (decrease) in net assets           (7,350,253)    76,404,406
Net assets, beginning of period                  276,737,285    200,332,879
                                                ------------   ------------
Net assets, end of period                       $269,387,032   $276,737,285
                                                ============   ============

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (Unaudited)

Investment Income:
 Interest                                                       $    138,170
 Dividends                                                           562,423
                                                                ------------
    Total income                                                     700,593
                                                                ------------
Expenses:
 Advisory fees (Note 5)                                              418,104
 Officer's salary and related expenses (Note 5)                       42,281
 Directors' fees and expenses (Note 6)                                41,789
 Auditing fees                                                        38,500
 Accounting expenses                                                  33,649
 Legal fees                                                           25,677
 Transfer agent fees and expenses                                     19,218
 Custodian fees                                                       15,295
 Other expenses                                                       14,153
 State and other taxes                                                10,543
 Stockholders' meeting and reports                                     8,581
 Fee for shares listed on American Stock Exchange                      3,250
                                                                ------------
    Total expenses                                                   671,040
                                                                ------------
Net investment income ($.03 per share) (Note 2)                       29,553
                                                                ------------
Realized and unrealized gain on investments:
 Realized gain on investments (excluding short-
  term investments):
  Proceeds from sale of securities                 $ 68,334,064
  Cost of securities sold                            35,802,076
                                                   ------------
    Realized gain on investments sold (Notes 2 and
     4)                                                           32,531,988
 Unrealized appreciation of investments:
  Beginning of period                               173,744,170
  End of period                                     151,582,376
                                                   ------------
    Decrease in unrealized appreciation                          (22,161,794)
                                                                ------------
Net gain on investments ($10.37 per share) (Note
 2)                                                               10,370,194
                                                                ------------
Net increase in net assets resulting from
 operations                                                     $ 10,399,747
                                                                ============


See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  There are set forth below income and capital changes per share of capital stock of the Corporation outstanding throughout each period, market value per share at the end of each period, total investment returns for each period, and certain ratios and other supplemental data for each period.

  The total investment returns shown below are a record of the past and should not be regarded as a representation of future results.

                          SIX MONTHS
                             ENDED             YEARS ENDED DECEMBER 31
                         JUNE 30, 2000 -------------------------------------------
                          (Unaudited)   1999     1998     1997     1996     1995
                         ------------- -------  -------  -------  -------  -------
Net asset value at
 beginning of period        $276.74    $200.33  $154.51  $136.15  $128.35  $ 94.56
Net investment income
 (1)                            .03        .11      .16      .64      .57      .99
Net realized and
 unrealized gain on
 investments                  10.37      89.80    55.99    24.79    13.51    37.16
Dividends from:
 Net investment income
  (2)                          (.03)      (.11)    (.16)    (.63)    (.58)   (1.01)
 Net realized gain on
  investments                (17.72)    (13.39)  (10.59)   (7.87)   (6.33)   (3.99)
                            -------    -------  -------  -------  -------  -------
   Total dividends           (17.75)    (13.50)  (10.75)   (8.50)   (6.91)   (5.00)
                            -------    -------  -------  -------  -------  -------
Increase due to
 repurchase of
 Bergstrom stock
 at less than net asset
 value                          --         --       .42     1.43      .63      .64
                            -------    -------  -------  -------  -------  -------
Net asset value at end
 of period                  $269.39    $276.74  $200.33  $154.51  $136.15  $128.35
                            =======    =======  =======  =======  =======  =======
Market value per share
 at end of period           $256.00    $236.00  $171.00  $142.50  $119.00  $109.50
                            =======    =======  =======  =======  =======  =======
Total investment
 returns:
 Based on market value
  per share (3)                16.4%*     55.0%    32.1%    37.0%    15.6%    38.1%
 Based on net asset
  value per share (4)           3.8%*     50.5%    38.5%    26.5%    14.0%    43.5%
Net assets at end of
 period (in millions)       $   269    $   277  $   200  $   159  $   151  $   149
Ratio of expenses to
 average net assets             .25%*      .53%     .74%     .75%     .76%     .82%
Ratio of net investment
 income to average net
 assets                         .01%*      .05%     .09%     .43%     .43%     .88%
Portfolio turnover rate       17.81%*    40.57%   44.31%   34.07%   31.80%   29.69%
Number of shares
 outstanding at end of
 period (in thousands)        1,000      1,000    1,000    1,028    1,112    1,164

(1) Based on weighted average number of shares outstanding.

(2) Based on number of shares outstanding on record date.

(3) Based on market value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.

(4) Based on net asset value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.

 *  Not Annualized.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 2000 (Unaudited)

 Shares or
 Principal
 Amount                                                    Cost        Value
            Short-Term Investments (0.5%):
 $1,438,848 State Street Bank and Trust Company, 5.0%
             Euro-Dollar Deposit Due 7/1/00             $ 1,438,848 $ 1,438,848
 ----------                                             ----------- -----------
 $1,438,848 Total--Short-Term Investments                 1,438,848   1,438,848
 ==========                                             ----------- -----------

            Common Stocks (99.5%):
            Banks (2.1%):
     52,000 Bank New York, Inc.                           1,065,418   2,418,000
     52,500 Citigroup, Inc.                               1,433,940   3,163,125
                                                        ----------- -----------
                                                          2,499,358   5,581,125
                                                        ----------- -----------

            Beverages (1.4%):
     67,500 Coca-Cola Co.                                    90,276   3,877,031
                                                        ----------- -----------

            Biotechnology (16.2%):
    620,000 Amgen, Inc. (A)                                 809,797  43,555,000
                                                        ----------- -----------

            Broadcasting (1.5%):
     55,000 Clear Channel Communications, Inc. (A)        3,011,336   4,125,000
                                                        ----------- -----------

            Communication Systems (9.2%):
     18,000 Bell Atlantic Corp.                           1,029,039     914,625
    125,000 Ericcson L M Tel Co. Sponsored ADR            2,712,303   2,500,000
     54,000 GTE Corp.                                     3,660,857   3,361,500
     53,000 Nextel Communications, Inc. (A)                 367,050   3,242,938
     85,000 Qwest Communications International, Inc.
             (A)                                          3,423,176   4,223,437
     76,000 SBC Communications, Inc.                      3,484,269   3,287,000
     43,000 Vodafone Airtouch PLC Sponsored ADR           1,843,264   1,781,813
    122,000 WorldCom, Inc. (A)                            1,638,146   5,596,750
                                                        ----------- -----------
                                                         18,158,104  24,908,063
                                                        ----------- -----------

            Computers and Information (1.3%):
     29,000 Hewlett-Packard Co.                           2,073,920   3,621,375
                                                        ----------- -----------

            Diversified Technology (3.1%):
    170,000 Nokia Corp. Sponsored ADR                       380,631   8,489,375
                                                        ----------- -----------

            Drugs and Health Supplies (4.3%):
     20,000 Johnson & Johnson                             1,199,781   2,037,500
    197,750 Pfizer, Inc.                                  2,447,382   9,492,000
                                                        ----------- -----------
                                                          3,647,163  11,529,500
                                                        ----------- -----------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

 Shares or
 Principal Common Stocks (Unaudited)--
 Amount    Continued                                 Cost        Value

           Electrical Components (3.2%):
 165,000   General Electric Co.                   $ 4,571,182 $ 8,745,000
                                                  ----------- -----------

           Electronics/New Technology (16.4%):
 162,000   Cisco Systems, Inc. (A)                  1,322,839  10,297,125
   5,000   Corning, Inc.                            1,044,953   1,349,375
 126,000   EMC Corp. Mass (A)                       2,020,583   9,694,125
  40,000   Intel Corp.                              1,954,028   5,347,500
  51,000   JDS Uniphase Corp. (A)                   1,055,258   6,113,625
  56,000   Nortel Networks Corp.                    2,262,537   3,822,000
  37,000   Qualcomm, Inc. (A)                         627,484   2,220,000
  22,000   STMicroelectronics N V                   1,339,250   1,412,125
  34,000   Sun Microsystems, Inc. (A)               2,900,702   3,091,875
  14,000   Texas Instruments, Inc.                  1,288,855     961,625
                                                  ----------- -----------
                                                   15,816,489  44,309,375
                                                  ----------- -----------

           Industrial Machinery (2.8%):
 160,000   Tyco International Ltd. New              2,248,167   7,580,000
                                                  ----------- -----------

           Insurance (2.8%):
  43,750   American International Group, Inc.         440,727   5,140,625
  22,000   Marsh & McLennan Companies, Inc.         1,662,036   2,297,625
                                                  ----------- -----------
                                                    2,102,763   7,438,250
                                                  ----------- -----------

           Petroleum Services (0.9%):
  31,000   Schlumberger Ltd.                        2,006,608   2,313,375
                                                  ----------- -----------

           Pharmaceuticals (7.2%):
  32,000   Bristol-Myers Squibb Co.                   215,411   1,864,000
   3,900   Genentech, Inc. (A)                        623,795     670,800
  44,000   Glaxo Wellcome PLC Sponsored ADR         2,366,952   2,543,750
   4,200   Human Genome Sciences, Inc. (A)            581,059     560,175
  44,000   Lilly Eli & Co.                            862,839   4,394,500
  42,000   Merck & Co., Inc.                        3,256,625   3,218,250
   4,500   Millennium Pharmaceuticals, Inc. (A)       530,979     503,438
  32,000   PE Corp.-PE Biosystems Group             1,762,798   2,108,000
  31,000   Pharmacia Corp.                          1,567,050   1,602,312
  16,000   Sepracor, Inc. (A)                         497,400   1,930,000
                                                  ----------- -----------
                                                   12,264,908  19,395,225
                                                  ----------- -----------

           Publishing (0.6%):
  20,000   Time Warner, Inc.                        1,237,508   1,520,000
                                                  ----------- -----------

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

 Shares or
 Principal
 Amount    Common Stocks (Unaudited)--Continued           Cost        Value

           Regulated Investment Companies (8.6%):
  81,132   Dresdner RCM Global Technology Fund (B)    $  4,300,000 $  5,664,641
 421,159   Dresdner RCM International Growth Equity
            Fund (B)                                     7,245,946    8,157,845
 955,399   Dresdner RCM MidCap Fund, Inc. (B)            5,340,475    9,525,328
                                                      ------------ ------------
                                                        16,886,421   23,347,814
                                                      ------------ ------------

           Restaurants (0.6%):
  46,000   McDonalds Corp.                                 630,364    1,515,125
                                                      ------------ ------------

           Retail Trade (7.1%):
  58,000   Colgate Palmolive Co.                         2,255,863    3,472,750
  54,000   Costco Companies, Inc. (A)                    1,538,785    1,782,000
  45,000   Home Depot, Inc.                                943,546    2,247,188
  40,000   Kohls Corp. (A)                                 949,282    2,225,000
  37,000   Safeway, Inc. (A)                             1,335,330    1,669,625
  23,000   Target Corp.                                  1,177,430    1,334,000
  60,000   Walgreen Co.                                  1,542,744    1,931,250
  80,000   Wal-Mart Stores, Inc.                         3,416,305    4,610,000
                                                      ------------ ------------
                                                        13,159,285   19,271,813
                                                      ------------ ------------

           Software and Processing (8.7%):
   6,000   Check Point Software Technologies, Ltd.
            (A)                                          1,102,698    1,270,500
 105,000   Microsoft Corp. (A)                           4,327,819    8,400,000
  51,000   Oracle Corp. (A)                              3,685,051    4,287,188
   8,000   Siebel Systems, Inc. (A)                      1,257,651    1,308,500
  41,625   Veritas Software Co. (A)                      1,017,500    4,704,275
  28,000   Yahoo, Inc. (A)                               2,004,921    3,468,500
                                                      ------------ ------------
                                                        13,395,640   23,438,963
                                                      ------------ ------------

           Utilities (1.5%):
  62,000   Enron Corp.                                   1,988,113    3,999,000
                                                      ------------ ------------

           Totals--Common Stocks                       116,978,033  268,560,409
                                                      ------------ ------------
           Totals--Investments                        $118,416,881 $269,999,257
                                                      ============ ============

(A) Non-income producing securities.
(B) Regulated investment company advised by Dresdner RCM Global Investors LLC, the Corporation's investment adviser.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
  The Corporation is registered under the Investment Company Act of 1940 as a nondiversified, closed-end management company. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation--Securities traded on national exchanges are valued at the closing prices on the last business day of the reported period. Over-the-counter securities and listed securities not traded on that day are valued at the bid prices (asked prices for short open positions) at the close of business on that day. Securities not publicly traded are valued at fair value as determined by the Board of Directors. Cost of securities is determined on the specific identification basis. Short-term notes which mature in sixty days or less from the last day of the reported period are valued at amortized cost, which approximates market value. Short-term notes which mature in more than sixty days are valued at the quoted yield equivalent on the last day of the reported period for securities of a comparable maturity, quality, and type.

B. Security transactions and related investment income--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to stockholders are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on investments sold are computed on the basis of identified cost.

C. Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

D. Short sales--The Corporation may make short sales of securities for either speculative or hedging purposes. When the Corporation makes a short sale, it borrows the securities sold short from a broker and places cash and/or securities with that broker as collateral for the securities borrowed. The Corporation may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Corporation will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Corporation replaces the borrowed securities.

NOTE 2--FEDERAL INCOME TAXES
  No provision has been made for federal taxes on net investment income because the Corporation has elected to be taxed as a regulated investment company under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income to its stockholders in accordance with the minimum distribution requirements of the Internal Revenue Code. In addition, under the Internal Revenue Code, the Corporation may, but need not, distribute net long-term capital gains realized. It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Corporation is taxed as a regulated investment company, all or a portion of the net long-term capital gains realized by the Corporation for such year may be retained by the Corporation, taxes thereon paid by the Corporation and appropriate credit therefore allowed to the stockholders of the Corporation, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code.

BERGSTROM CAPITAL CORPORATION

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NOTES TO FINANCIAL STATEMENTS (Unaudited)--Continued

The Board of Directors determined that the portion of the net long-term capital gains realized during the year 1999 which was not distributed as part of the annual dividend paid on June 7, 1999 should be retained by the Corporation and taxes thereon should be paid by the Corporation.

  For federal income tax purposes at June 30, 2000 the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $152,881,200, the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value is $1,298,824, the net unrealized appreciation is $151,582,376 and the aggregate cost of securities for federal income tax purposes is $118,416,881.

NOTE 3--CAPITAL STOCK
  At June 30, 2000 the issued and outstanding capital stock of the Corporation consists of 1,000,000 shares of $1 par value capital stock (1,505,462 shares are authorized). Net assets consist of capital paid in of $117,536,466 (including $113,698,509 of net long-term capital gains retained by the Corporation, net of federal income taxes paid thereon on behalf of its stockholders), undistributed net investment income of $268,190 and unrealized appreciation of $151,582,376.

NOTE 4--SECURITIES
  During the six months ended June 30, 2000, the cost of securities purchased and the proceeds from securities sold, other than short-term investments, aggregated $47,741,616 and $68,334,064, respectively.

NOTE 5--INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATES
  The Corporation's advisory contract with Dresdner RCM Global Investors LLC ("Dresdner RCM") provides for an advisory fee determined by multiplying the market value of the Corporation's cash and securities as of the close of business on the last day of each calendar quarter by one-fourth of the applicable annual advisory fee rate. The annual advisory fee rates are .70% on the first $10,000,000, .60% on the next $10,000,000, .50% on the next
$20,000,000, .35% on the next $20,000,000, .30% on the next $40,000,000, and
 .25% on sums exceeding $100,000,000. The advisory contract with Dresdner RCM also provides that shares of any investment company advised by Dresdner RCM or any affiliate of Dresdner RCM shall not be considered securities for purposes of determining advisory fees.

  Officer's salary and related expenses in the amount of $42,281 have been paid by the Corporation during the six months ended June 30, 2000 to an officer of the Corporation for certain financial, compliance and other administrative services.

NOTE 6--DIRECTORS FEES
  Directors fees and expenses in the amount of $41,789 have been paid in 2000. None of the directors were affiliated with the investment adviser to the Corporation.

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BOARD OF DIRECTORS

ERIK E. BERGSTROM              GEORGE COLE SCOTT
Chairman                       Registered Representative
                               Anderson & Strudwick Incorporated
WILLIAM L. McQUEEN             President
President and Treasurer        Closed-End Fund Advisors, Inc.

NORMAN R. NIELSEN              WILLIAM H. SPERBER
Manager and Senior Member      Retired Chairman and Chief Executive Officer
 of Research Staff             The Trust Company of Washington
AtomicTangerine (an affiliate
 of SRI International)

OFFICERS

WILLIAM L. McQUEEN             PAMELA A. FIORINI
President and Treasurer        Secretary

                               SUZANNE M. SCHIFFLER
                               Assistant Secretary

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BERGSTROM CAPITAL CORPORATION
221 First Avenue West, Suite 320
Seattle, Washington 98119-4224
(206) 283-0539


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